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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2004

New World Restaurant Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27148	13-3690261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1687 Cole Boulevard
Golden, Colorado 80401
(Address of Principal Executive Offices) (Zip Code)

(303) 568-8000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Reference is made to the New World Restaurant Group, Inc. (the "Company") press release and conference call transcript attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release and conference call transcript), relating to the Company's financial results for the thirteen and twenty-six weeks ended June 29, 2004.

        The Company has identified a typographical error on page one, penultimate line of paragraph six, in the original press release as distributed by PR Newswire, attached hereto as Exhibit 99.1. The reference made to 4.2 percent should be corrected to 4.9 percent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
EXHIBITS.

99.1
Press release issued August 6, 2004.

99.2
Transcript for August 6, 2004 Conference Call

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD RESTAURANT GROUP, INC.
Date: August 10, 2004	By:	/s/ RICHARD P. DUTKIEWICZ Richard P. Dutkiewicz Chief Financial Officer

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES